[STRONG LOGO]

RECENT PROSPECTUS UPDATE

PLEASE FILE THIS PROSPECTUS AND STATEMENT OF ADDITIONAL  INFORMATION  SUPPLEMENT
WITH YOUR  RECORDS.  THE DATE OF THIS  PROSPECTUS  AND  STATEMENT OF  ADDITIONAL
INFORMATION  SUPPLEMENT IS MAY 1, 2001. IF YOU HAVE ANY  QUESTIONS,  PLEASE CALL
US, DAY OR NIGHT, AT 1-800-368-3863, 24 HOURS A DAY, 7 DAYS A WEEK.
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THE STRONG AGGRESSIVE GROWTH FUNDS - INVESTOR CLASS               THE STRONG EQUITY FUNDS - ADVISOR CLASS
Strong Enterprise Fund                                            Strong Enterprise Fund
Strong Growth 20 Fund                                             Strong Growth Fund
Strong Internet Fund                                              Strong Growth 20 Fund
Strong Technology 100 Fund                                        Strong Opportunity Fund
Strong U.S. Emerging Growth Fund
                                                                  STRONG GROWTH FUND - INSTITUTIONAL CLASS
THE STRONG GROWTH FUNDS - INVESTOR CLASS
Strong Discovery Fund                                             STRONG VALUE FUND
Strong Dow 30 Value Fund
Strong Growth Fund                                                STRONG INDEX 500 FUND
Strong Large Cap Core Fund
Strong Large Cap Growth Fund                                      STRONG LIFE STAGE SERIES
Strong Mid Cap Disciplined Fund                                   Strong Conservative Portfolio
Strong Opportunity Fund                                           Strong Moderate Portfolio
                                                                  Strong Aggressive Portfolio
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SUPPLEMENT TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1,
2001.

SHAREHOLDER MEETING
On April 5, 2001, the Board of Directors for each Fund approved submitting for shareholder vote the items described below (except Strong Discovery Fund). In late May 2001, the Funds' shareholders will be sent a Notice of Annual Meeting and Proxy Statement explaining the items on which the shareholders will vote and notifying them of the record date and the time, date, and location of the shareholder meeting.

o    Election of the Board of Directors.

o Approval of an investment advisory agreement with Strong Capital Management, Inc., the Funds' current investment advisor, that reflects the following (except Strong Index 500 Fund and Strong Aggressive, Strong Conservative, and Strong Moderate Portfolios, which do not have advisory agreements, and Strong Internet Fund):

     1. The addition of breakpoints, under which the management fee will decrease by 0.025% on Fund net assets equal to or greater than $4 billion and will decrease by an additional 0.025% on Fund net assets equal to or greater than $6 billion (except Strong Dow 30 Value and Strong Large Cap Growth Funds).

     2. A reduction in the management fee as shown below (a corresponding administration fee will be added under a new administration agreement as described below in Fund Administration Fees):

          - From 1.00% to 0.75% (Strong Technology 100 and Strong Value Funds only).

          -    From 0.80% to 0.55% (Strong Dow 30 Value Fund only).

     3. Removal of a 2% expense cap, which had been included in the current advisory agreement under a state law requirement that has since been repealed.

                                                          (CONTINUED ON REVERSE)

o    Approval  of  a  revised  Subadvisory   Agreement  between  Strong  Capital
     Management, Inc. and Sloate, Weisman, Murray & Company, Inc. (Strong Value Fund only).

o Ratification of PricewaterhouseCoopers LLP as the Funds' independent auditors (except Strong Index 500 Fund).

o Ratification of KPMG LLP as the Fund's independent auditors (Strong Index 500 Fund only).

If approved by the shareholders, the advisory agreement will be effective July 21, 2001.

FUND ADMINISTRATION FEES
Effective July 21, 2001, each Fund will sign a new administration agreement, under which Strong Capital Management, Inc., the Funds' current administrator, will provide or make provision for administrative services to the Fund, which were previously performed under the advisory agreement. Whether or not shareholders approved the revised advisory agreement, the management fee will be reduced by and a new administration fee will be added in the amount of 0.25%. However, if shareholders approve the revised advisory agreement, the above administration fee will be increased by 0.05%, to 0.30%. (Strong Dow 30 Value, Strong Technology 100, and Strong Value Funds only).

Except as provided below, effective July 21, 2001, the fee for Investor Class Shares and Advisor Class Shares, if any, under the current agreement for administrative services will increase from 0.25% to 0.30% (except Strong Dow 30 Value, Strong Discovery, Strong Internet, Strong Index 500, Strong Technology 100, and Strong Value Funds).

The administration fee for Investor Class shares will not increase if shareholders do not approve the revised advisory agreement (except Aggressive, Conservative, and Moderate Portfolios, which do not have an advisory agreement).

The increased administration fee will compensate Strong Capital Management, Inc. for the provision of mutual fund accounting and similar services, which had previously been provided to the Funds at no cost.

TRANSFER AGENT FEES
Effective June 15, 2001, the annual open account fee for Investor Class shares payable to each Fund's transfer agent will increase from $21.75 to $27.00. This increased fee will compensate the Funds' transfer agent for the increased costs of providing shareholder services over the last ten or more years since the fee was last evaluated.

REORGANIZATION
CLOSING OF THE STRONG DISCOVERY FUND. Effective April 6, 2001, the Strong Discovery Fund was closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, and after close of the market on July 2, 2001, for retirement accounts, the Fund will no longer accept additional investments by current shareholders, except for reinvested dividends. For investors who are currently using the Fund as part of an automatic investment plan, payroll direct-deposit program, or company-sponsored retirement plan, we will contact you to make alternative arrangements.

REORGANIZATION OF THE STRONG DISCOVERY FUND AND SPECIAL MEETING OF SHAREHOLDERS. On April 5, 2001, the Strong Discovery Fund's Board of Directors approved the reorganization of the Fund into the Strong Enterprise Fund and called for a Special Meeting of Shareholders to be held on July 20, 2001. The purpose of the meeting is to vote on whether to approve an agreement and plan of reorganization. The Strong Discovery Fund's Board believes this is in the best interest of the Fund's shareholders because of the Fund's small asset size, lack of expected asset growth, and lack of economies of scale. In addition, the Strong Enterprise Fund and the Strong Discovery Fund have similar investment objectives and policies and the Strong Enterprise Fund offers lower expense ratios than the Strong Discovery Fund.

Following the necessary approvals at the shareholder meeting, your account in the Strong Discovery Fund will automatically be converted - on a tax-free basis
- into shares of the Strong Enterprise Fund with a value equivalent to the value of your account in the Strong Discovery Fund on the conversion date. Before the

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conversion  date, if you would like to arrange an exchange or redemption of your shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO A TAX LIABILITY FOR YOU.